UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2025

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
33, Boulevard Prince Henri
L-1724 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)
+352 2060 2055
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ASPS	The Nasdaq Stock Market LLC
Cash Exercise Stakeholder Warrants	ASPSZ	The Nasdaq Stock Market LLC
Net Settle Stakeholder Warrants	ASPSW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying
with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01. Regulation FD Disclosure.
For a list of Frequently Asked Questions regarding the Warrants (as defined below in Item 8.01), please see the following link: https://www.altisource.com/wp-content/uploads/2025/07/ASPS_FAQ_Re_Warrants_187797674_5.pdf.
The information set forth in Item 7.01 of this Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth in Item 7.01 of this Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.
Item 8.01. Other Events
As previously disclosed on a Current Report on Form 8-K filed by Altisource Portfolio Solutions S.A. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on April 2, 2025, the Company issued Warrants (defined below) pursuant to the terms of the Warrant Agent Agreement, dated as of March 31, 2025, between the Company and Equiniti Trust Company, LLC, as warrant agent (the “Warrant Agent Agreement”).
The Company issued two types of Warrants:
•Warrants to purchase shares of Company’s common stock, par value US$0.01 per share (“Common Stock”) requiring cash settlement through the cash payment to the Company of the exercise price (the “Cash Exercise Stakeholder Warrants”); and
•Warrants to purchase shares of Common Stock exercisable on a cashless basis (together with the Cash Exercise Stakeholder Warrants, the “Warrants” and each a “Warrant”).
The Warrant Agent Agreement provides that the Warrants may become exercisable on the later of (i) July 2, 2025 and (ii) the first date on which the VWAP (as defined in the Warrant Agent Agreement) of the Common Stock equals or exceeds the Implied Per Share Exercise Price (as defined in the Warrant Agent Agreement) of the Warrants for a period of fifteen consecutive Trading Days (as defined in the Warrant Agent Agreement).
The VWAP exceeded the Implied Per Share Exercise Price for a period of fifteen consecutive Trading Days as of the close of trading on July 25, 2025. Accordingly, the Warrants are now exercisable in accordance with their terms.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2025

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer